UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1: Report to Shareholders

Institutional Global Equity Fund	April 30, 2011

Highlights

• Despite the tragedy in Japan and turmoil in North Africa and the Middle East, U.S. equity markets posted solid gains, followed by developed markets in Europe.

• The fund posted a 9.56% gain, but performance trailed that of the key benchmarks during the past six months due primarily to stock selection across a spectrum of sectors.

• We have positioned the portfolio to take advantage of encouraging trends in the information technology, financials, and consumer discretionary areas, while underweighting health care and other groups that appear less promising.

• We are optimistic about the medium-term prospects for global stocks, as valuations are reasonable and corporate fundamentals remain strong despite a highly volatile macro environment thus far in 2011.

The views and opinions in this report were current as of April 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Global Equity Fund

Dear Investor

U.S. and global stocks advanced steadily from late 2010 through late February. Volatility returned in March, with stocks holding their ground early in the month, selling off sharply at mid-month, and then rallying impressively through the rest of the period. The unfolding tragedy in Japan, political turmoil in North Africa and the Middle East, and mixed economic signals all served to rattle investors before the market recovered. U.S. equity markets posted solid gains, followed by developed markets in Europe.

Your fund returned 9.56% during the six-month period ended April 30, 2011, lagging the results for the MSCI All Country World Index and the Lipper Global Large-Cap Growth Funds Average, as shown in the Performance Comparison table. Stock selection in the materials, financials, industrials and business services, and other sectors accounted for most of the shortfall versus the benchmarks.

Market Review

Global markets were broadly positive during the past six months, led by strong results in the U.S. Headwinds emerged in late February as spreading political unrest in the Middle East and North Africa prompted investors to reduce their risk exposure. The markets were also rattled by a devastating earthquake that struck northeastern Japan on March 11, setting off a tsunami and nuclear crisis in the world’s third-largest economy. Early projections are that the Japanese economy will likely be slowed over the near term. Industrial production has suffered, and many automobile manufacturers in Japan and elsewhere will have production problems related to supply-chain issues. Rebuilding efforts are estimated to rise above $180 billion.

Results in the Pacific Rim were mixed. Japanese stocks plummeted in the aftermath of the disaster, then recovered some of their losses. Results across other Asian markets were generally strong as South Korea, Malaysia, and China rallied. India was weak, particularly in U.S. dollar terms, due to concerns about rising consumer prices.

European stocks generated strong gains, but the debt crisis continued with several countries having their debt ratings downgraded. Portugal, Italy, Ireland, Greece, and Spain performed well despite concerns about their ability to manage their heavy debt burdens. European stock returns were enhanced by the strength of the euro versus the U.S. dollar.

Sector performance was positive across the board, with energy leading the way thanks to higher oil prices and the industrials and business services and telecommunication services sectors also generating impressive results. Consumer staples and utilities lagged. Rising commodity prices weighed on the global economy. Oil prices are three times higher than they were in late 2008, and food prices hit a record high in February. As a result, inflation has become a major concern. China, India, and Europe have raised interest rates and launched other tightening measures. India’s inflation hit 8.3% in February, and the country has now lifted interest rates a total of eight times in the past year. Euro zone inflation climbed to an annualized rate of 2.4% in February, above analysts’ comfort level.

Portfolio Performance and Strategy

Your fund’s absolute performance was good, with positive contributions from Baidu, Accenture, Qualcomm, Apple, and Juniper Networks in the information technology sector. Unfortunately, our performance relative to the MSCI benchmark fell off during the past six months due to stock selection across several other sectors and industries. Our holdings in the materials sector were particularly detrimental as Monsanto suffered from setbacks in several of its products. As a result, we exited the stock in favor of Potash Corporation of Saskatchewan, an alternate play on the burgeoning need for increased agricultural yields. We were underweight in the sector at the end of the period, since we do not anticipate a continuation of the dramatic runup in prices for most commodities. Our metals holdings are focused on gold and platinum, where we see attractive supply/demand fundamentals. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Stock selection in financials was another detractor from the fund’s relative return. Bank of America struggled because of regulatory issues, narrow net interest margins driven by a runoff of higher-yielding loans, and poor loan growth. Many large banks have been hesitant to deploy capital due to the uncertain regulatory requirements, although the new regulations have become somewhat clearer. We sold the stock and redeployed the proceeds into other financial institutions that are less dependent on loan growth. With loan growth prospects tepid in most of the developed world, many emerging markets banks offer more appealing prospects.

Stock selection in industrials and business services was also weak. GMR Infrastructure finances construction projects throughout India. The company underperformed largely due to rising interest rates in India. In addition, Rolls-Royce underperformed because of rising oil prices and flaws in its Trent 900 series engines. Initial response to a proposed acquisition with an engine manufacturer with a strong presence in marine and energy markets was lukewarm. The burgeoning cyclical upturn has made this area increasingly attractive, and we added to several holdings—including Rolls-Royce, a durable franchise with an attractive valuation—that still offer significant potential upside due to later-cycle business lines.

Our energy holdings also detracted. Uncertainty surrounding the recapitalization of Petroleo Brasileiro, Brazil’s state-owned oil and gas company with enormous proven reserves and an attractive production growth profile, hurt performance during the year. With these issues mostly resolved, however, we expect investors to focus on the company’s exceptional production growth potential. Political unrest in the oil-rich Middle East and North Africa region has pushed oil prices higher. Longer-term supply/demand dynamics also point to rising energy costs, so we are selectively adding to this area where valuations are reasonable.

Stock selection was not all negative, fortunately, and our information technology positions contributed the most to relative results, as mentioned. Baidu is the premier search engine in China, where the growth in Internet users continues to provide a secular tailwind to our investment thesis. Shares surged on the release of above-consensus fourth-quarter results, driven by continued strength in its core search business. Accenture, a geographically diverse company with a good business mix of consulting and outsourcing, has been improving margins through growth in offshore locations. Accenture’s consulting business remains strong, and management is seeing improvement across major regions and sectors. The company has a strong balance sheet and cash flow generation, enabling consistent return of cash to shareholders.

Qualcomm has continued its climb on the back of its Android handsets exposure, improved positioning with iPhones, and the proliferation of smartphones. Apple, the vertically integrated computer product company, continued to deliver across a range of innovative products, particularly with the iPhone and its latest innovation, the iPad tablet computer. The iPad’s success has exceeded the high expectations the company initially faced, with the possibility of wide-scale adoption for business use being a significant and somewhat surprising development. Juniper Networks, a leader in high-performance networking, has an attractive product suite and strong global footprint. Juniper has been benefiting from the secular growth in video, data traffic, and increased connectivity. We believe the company is also well positioned for growth in mobile and cloud computing.

Given the low-growth environment we are likely to experience over the next 12 months, companies that are able to take market share offer the greatest opportunity for growth over the near term. Within information technology, the rapid pace of innovation creates an environment in which market share shifts are both more frequent and greater in magnitude. The trend toward increased computing mobility makes this one of the few areas of dynamic change within developed markets. We also see favorable characteristics for the sector as a whole, and valuations are generally favorable in historical terms.

Stock selection and our underweight in health care also provided a boost to relative performance. Edwards Lifesciences is a global player in products and technologies designed to treat advanced cardiovascular disease. However, revenue growth and margin expansion have been playing out. We are underweight in the sector, as regulatory headwinds in the U.S. have significantly dampened the near-term outlook. We favor producers of market-leading therapeutics with a more secure demand outlook. Health care providers that derive a significant amount of revenue from government-controlled programs face a difficult environment as governments around the globe seek to reduce deficits.

Investment Outlook

We are optimistic about the medium-term prospects for global stocks, given their resiliency in the face of a highly volatile environment thus far in 2011. Despite a challenging macro environment, corporate earnings have been solid while share buybacks and merger and acquisition activity are steadily increasing. Global equities remain attractively valued in historical terms, particularly when compared with bonds, and corporate fundamentals are sound and improving. While the durability of healthy profit margins remains in question moving forward, we expect a positive economic trajectory throughout most of world and have positioned our portfolio accordingly.

We believe the strongest growth will continue to come from emerging markets. The fundamental long-term growth outlook remains strong in emerging markets, buoyed by minimal debt burdens, healthy employment levels, rising wages, and growing consumer demand. We recognize that inflation concerns may be elevated in the near term, but we are comforted that emerging markets monetary authorities are taking the necessary actions to limit inflation. It is important to note that current inflationary pressures are the result of economic prosperity as opposed to economic turmoil. Although oil supply shocks could create a significant problem for areas of the emerging world that are net importers, spikes in food prices and in overall commodity prices should be manageable over the medium term, particularly if aggregate demand in the developed world remains muted, as we expect.

We retain our focus on high-quality companies with growing franchises, strong cash flow yields, and solid balance sheets, aiming to identify businesses that will prosper during the next phase of the economic cycle. Though improving, the economic environment is likely to remain difficult for many companies. Although volatility will remain a feature of markets and the path forward will not be smooth, the competitive environment should provide compelling opportunities through this period of recovery.

Respectfully submitted,

Robert N. Gensler
Chairman of the fund’s Investment Advisory Committee

May 19, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Global Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Global Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Global Equity Fund
April 30, 2011 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/11	Value 10/31/10
T. Rowe Price Reserve Investment Fund, 0.16%	¤	¤	$ 4	$ 5,316	$ 5,551
Totals			$ 4	$ 5,316	$ 5,551

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$5,316
Dividend income	4
Interest income	–
Investment income	$ 4
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Global Equity Fund
April 30, 2011 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $136,249)	$	187,240
Receivable for investment securities sold		1,168
Dividends receivable		420
Cash		25
Foreign currency (cost $10)		10
Receivable for shares sold		9
Other assets		752
Total assets		189,624
Liabilities		
Payable for investment securities purchased		3,604
Investment management fees payable		85
Due to affiliates		10
Other liabilities		656
Total liabilities		4,355
NET ASSETS	**$**	**185,269**
Net Assets Consist of:		
Undistributed net investment income	$	97
Accumulated undistributed net realized loss		(62,699)
Net unrealized gain		51,011
Paid-in capital applicable to 17,983,086 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		196,860
NET ASSETS	**$**	**185,269**
NET ASSET VALUE PER SHARE	**$**	**10.30**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Global Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/11
Investment Income (Loss)	
Dividend income (net of foreign taxes of $83)	$ 1,312
Expenses	
Investment management	602
Prospectus and shareholder reports	4
Custody and accounting	99
Registration	17
Legal and audit	27
Directors	3
Miscellaneous	13
Reductions of fees and expenses	
Investment management fees waived	(71)
Total expenses	694
Net investment income	618
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	16,310
Foreign currency transactions	(97)
Net realized gain	16,213
Change in net unrealized gain (loss)	
Securities	(509)
Other assets and liabilities denominated in foreign currencies	24
Change in net unrealized loss	(485)
Net realized and unrealized gain	15,728
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 16,346**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Global Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Global Equity Fund
April 30, 2011 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Global Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 30, 2006. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at April 30, 2011, totaled $0 for the six months ended April 30, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2011, approximately 26% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $63,927,000 and $102,908,000, respectively, for the six months ended April 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2010, the fund had $70,809,000 of unused capital loss carryforwards, which expire: $28,543,000 in fiscal 2016, and $42,266,000 in fiscal 2017.

At April 30, 2011, the cost of investments for federal income tax purposes was $136,249,000. Net unrealized gain aggregated $51,011,000 at period-end, of which $51,545,000 related to appreciated investments and $534,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2011, the fund had no deferred tax liability attributable to foreign securities and $6,187,000 of foreign capital loss carryforwards, including $5,730,000 that expire in 2017, and $457,000 that expire in 2019.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2011. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $71,000 were waived during the six months ended April 30, 2011. Including these amounts, management fees waived in the amount of $497,000 remain subject to repayment at April 30, 2011.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended April 30, 2011, expenses incurred pursuant to these service agreements were $60,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

NOTE 7 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. Price Associates has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2011, the fund incurred $1,000 in interest expense related to outstanding borrowings on two days in the average amount of $9,000,000 and at an average annual rate of 1.19% . At April 30, 2011, there were no borrowings outstanding.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board noted that a restructuring involving the Advisor and certain of its affiliated investment advisors led to a restatement of the fund’s investment advisory contract, effective at the close of business on December 31, 2010. This restructuring, which resulted in T. Rowe Price Associates, Inc., becoming the fund’s new investment advisor, had been determined by the Board at a meeting in October 2010 not to diminish the nature, quality, or level of services provided to the fund or to materially change the manner in which advisory services were to be provided. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-year, three-year, and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. Under the Contract, the fund pays a fee to the Advisor based on the fund’s average daily net assets. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. The Board concluded that, based on the profitability data it reviewed, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee rate that resulted from applicable fee waivers or expenses paid by the Advisor) was at or below the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2011